UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2024, 3D Systems Corporation (the “Company”) issued a press release announcing the Company’s unaudited results of operations for the fourth quarter and year ended December 31, 2023 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 (and in the Press Release) shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

Included in the Press Release is the Company’s announcement of a delay of the release of its audited financial results for the year ended December 31, 2023 and the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Also included in the Press Release is an announcement that the Company plans to hold a conference call and webcast at 8:30 a.m., Eastern Time, on Wednesday, February 28, 2024, to discuss its anticipated fourth quarter and year ended December 31, 2023 financial results and other matters relating to the Company’s plans and operations. A copy of the Press Release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (and in the Press Release and slides) shall not be deemed “filed” with the SEC for purposes of the Exchange Act, nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by 3D Systems Corporation, dated February 27, 2024.

99.2	Investor information to be presented by 3D Systems Corporation on February 28, 2024.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: February 28, 2024	By:	/s/ Jeffrey A. Creech
Jeffrey A. Creech
Executive Vice President and Chief Financial Officer